Mattersight Q1 2014 May 7, 2014 Earnings Webinar Exhibit 99.2

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2014 Mattersight Corporation
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During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended
December 31, 2013, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.
Also, be advised that this call is being recorded and is
copyrighted by Mattersight Corporation.

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Q1 Summary
•
Booked $3.4M incremental ACV bookings
•
Grew rolling 4 quarter ACV bookings 98% year over year
•
Increased Book of Business 9% sequentially
•
Converted 3 pilots
•
Achieved record new pilots, ending pilots, and pilot follow-on
ACV
•
Had 3 successful PBR installs
•
Signed Performance Management pilot with a large telco
•
Beginning to recover from loss of GDIT contract

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Progress in Q1
•
Bookings
Booked $3.4M in incremental ACV
Signed Performance Management pilot with large telco
•
Revenues
Recognized $7.0M in revenue
Subscription revenue down 22% sequentially due to impact of GDIT
Subscription revenue up 2% sequentially net of GDIT impact
•
P&L
Gross margins of 68%
Subscription margins of 71%
•
Balance Sheet
Ended the quarter with $8.1M in cash
$15M available on LOCs
•
Pilots
Added a record 29 new pilots, including 22 new PBR pilots
Ending pilots grew 22% sequentially to a record of 66

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Bookings Performance Summary
5
Q2 2013 Q3 2013 Q4 2013 Q1 2014 LTM
Rolling 4 Qtr
Yr/Yr Change
Incremental ACV Bookings 3.7 3.8 2.0 3.4 12.9 98%
Routing Pilots 5 17 22 22 66 2100%
Total Pilots 7 17 25 29 78 457%
Converted Pilots 2 2 1 3 8 100%
Ending Pilots 22 33 54 66 66 247%
Pilot Follow-On ACV 11.8 21.0 28.2 34.5 34.5 263%
New Logos 6 9 15 18 48 700%

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Incremental ACV / Quarterly Book of Business
6
2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1
Starting Book of Business 8,392 8,065 8,774 9,304 7,323
Incremental Quarterly ACV 602 933 945 501 852
Deployment/Cons Run Off (340) (201) (277) (825) (40)
Subscription ACV Adj (589) (23) (138) (1,657) (176)
Ending Book of Business 8,065 8,774 9,304 7,323 7,960
$8.1
$8.8
$9.3
$7.3
$8.0
$2.4
$3.7
$3.8
$2.0
$3.4
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0
2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1
Ending Book of Business Incremental ACV

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Experiencing Growth at Our Large Existing Accounts
7
Quarterly Revenues from Top 5 Accounts (ex GDIT)
($M)
4.2
4.4
4.6
4.8
5
5.2
5.4
5.6
5.8
Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
(Fcst)
4.8
4.8
5.5
5.6
5.7

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Routing Is Driving Significant Pipeline Growth
8
'11
Q4
'11
Q1
'12
Q2
'12
Q3
'12
Q4
'12
Q1
'13
Q2
'13
Q3
'13
Q4
'13
Q1
'14
Pilot Follow-On ACV ($M)
35
0
5
10
15
20
25
30
Q3

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PBR is Exceeding Our Initial Customer’s Expectations
9
Percentage Change in Performance
* Converted
** Re-piloting
*** In conversion discussion
**** Went live on 4/30
0
2
4
6
8
10
12
14
16
18 16.4
5.6
13.5
9.3
10.1
3.5
5.0
8.3
6.0
13.2
13.6
8.5
3.3
1.4
Actual impact
Projected impact

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Percentage Improvement in Employee Performance by Quartile
PBR is Driving Significant Improvement in the
Lowest Performers
0
2
4
6
8
10
12
14
16
Q1 Q2 Q3 Q4
2.5%
2.1%
2.7%
14.5%

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Both Appliance Installs and Appliance Backlog are
Growing
11
0
2
4
6
8
10
12
14
16
Q2 Q3 Q4 Q1
0 0
0
3
2
7
13
15
Appliance Installs and Backlog by Quarter
Installs
Backlog

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Business Outlook
•
Pipeline for current products remains solid
•
Very strong interest in routing
•
Q2 / Q3 Focus
Conversions
Continued pilot / follow-on ACV growth

Confidential & Restricted © 2014 Mattersight Corporation Thank You • Kelly Conway 847.582.7200 kelly.conway@mattersight.com • Mark Iserloth 312.454.3613 mark.iserloth@mattersight.com 13